J.P. MORGAN INCOME FUNDS

JPMorgan Trust II

JPMorgan High Yield Fund

(All Share Classes)

Supplement dated September 16, 2014 to the

Summary Prospectuses dated July 1, 2014

Effective immediately, the first paragraph of the summary prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus dated July 1, 2014, as supplemented, and Statement of Additional Information, dated July 1, 2014, are incorporated by reference into this Summary Prospectus.

Effective November 1, 2014 (the “Effective Date”), the JPMorgan High Yield Fund’s adviser, administrator and distributor (the “Service Providers”) will contractually agree to waive additional fees and/or reimburse additional expenses on share classes of the Fund except Class A and Class B Shares pursuant to a new expense limitation agreement. On the Effective Date, the prospectuses will be revised to provide that the Service Providers will agree to waive fees and/or reimburse expenses to the extent Total Annual Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.55%, 0.80%, 1.30%, 0.75%, and 0.70% of the average daily net assets of Class C, Select Class, Class R2, Class R5 and Class R6 Shares, respectively. The new expense limitation agreement will become effective on the Effective Date and cannot be terminated prior to October 31, 2015 at which time the Service Providers will determine whether or not to renew or revise it. The table below shows the existing expense cap and the new expense cap that will take effect on the Effective Date.

Share Class	Current Expense Cap	New Expense Cap Effective November 1, 2014
Class C	1.60%	1.55%
Select Class	0.85%	0.80%
Class R2	1.35%	1.30%
Class R5	0.80%	0.75%
Class R6	0.75%	0.70%

The prospectuses for the Fund will be supplemented on or around Monday, November 3, 2014 to reflect the new expense limitation agreement.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-HY-914